SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

August 13, 2002
_________________________
(Date of earliest event reported)

Capital One Financial Corporation
________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-13300	54-1719854

(State of incorporation	(Commission File	(IRS Employer
or organization)	Number)	Identification No.)

2980 Fairview Park Drive
Suite 1300
Falls Church, Virginia	22042

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 205-1000

Item 9.     Regulation FD Disclosure.

On August 14, 2002, in accordance with Securities and Exchange Commission Order No. 4-460, dated June 27, 2002, and pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934, sworn statements were delivered to the Commission by Richard D. Fairbank and David M. Willey, as Principal Executive Officer and Principal Financial Officer of Capital One Financial Corporation. Copies of the sworn statements are attached hereto as Exhibits 99.1 and 99.2 and are incorporated by reference herein.

On August 13, 2002, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), certifications were filed with the Commission by Mr. Fairbank and Mr. Willey, as Chief Executive Officer and Chief Financial Officer of Capital One Financial Corporation. Copies of the certifications are attached hereto as Exhibit 99.3 and 99.4 and are incorporated by reference herein.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereto duly authorized.

CAPITAL ONE FINANCIAL CORPORATION

Dated: August 14, 2002	By:	/s/ John G. Finneran, Jr. John G. Finneran, Jr. Executive Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

99.1	Statement Under Oath of the Registrant’s Principal Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings.

99.2	Statement Under Oath of the Registrant’s Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings.

99.3	Certification of the Registrant’s Chief Executive Officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code).

99.4	Certification of the Registrant’s Chief Financial Officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code).

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